UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

811-22933
(Investment Company Act file number)

Griffin Institutional Access Real Estate Fund
(Exact name of registrant as specified in charter)

Griffin Capital Plaza
1520 Grand Avenue
El Segundo, CA 90245
(Address of principal executive offices) (Zip code)

ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203
(Name and address of agent for service)

Copy to:

Terrence O. Davis, Esq.
Holland & Knight
1180 West Peachtree Street, N.W.
Suite 1800
Atlanta, GA 30309

Registrant’s telephone number, including area code: (404) 817-8500

Date of fiscal year end: September 30

Date of reporting period: October 1, 2015 – September 30, 2016

Item 1. Reports to Stockholders.

GRIFFIN
INSTITUTIONAL ACCESS
REAL ESTATE FUND

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND

ANNUAL REPORT

September 30, 2016

www.griffincapital.com

Table of Contents

Shareholder Letter	1
Portfolio Update	8
Portfolio of Investments	10
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Statement of Cash Flows	17
Financial Highlights	18
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	30
Additional Information	31
Trustees’ Consideration and Approval of Renewal of Advisory Agreements	32
Trustees and Officers	36

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND | ANNUAL REPORT 2016

Dear Fellow Shareholders:

We are pleased to present  the Griffin Institutional Access Real Estate Fund’s (the “Fund”) annual report. In the twelve-month period since our last annual report, we surpassed one billion dollars in assets under management. The continued growth has allowed the portfolio to further diversify by property type, geography and fund manager. The Fund has been successful in delivering on its stated objective, delivering returns comprised of income and appreciation with moderate volatility and low correlation to the broad markets. The Fund’s most recent quarterly distribution payment (September 2016) represented an annualized 5.22% rate.

Since our last annual report (September 2015), we added five additional “best in class” private institutional real estate securities, which represents an increase of $73 billion in gross asset exposure and 1,195 additional assets to the portfolio. It also brings the total number of private real estate holdings to 17. The addition of these five securities has helped to further strengthen our core real estate portfolio. As of October 3, 2016 the private securities represent over $139 billion of real estate and 2,196 investments diversified by sector, geography and manager. The Fund’s private holdings include:

• AEW Core Property Trust	• Guggenheim US Property Fund	• Sentinel Real Estate Fund
• American Core Realty Fund	• Heitman America Real Estate Trust	• Stockbridge Smart Markets Fund
• Barings Core Property Fund(1)	• MEPT Edgemoor	• UBS Trumbull Property Fund
• BlackRock Granite Property Fund	• Morgan Stanley Prime Property Fund	• USAA US Government Building Fund
• CBRE US Core Partners	• Prudential PRISA
• Clarion Lion Industrial Trust	• RREEF America REIT II
• Clarion Lion Properties Fund

PORTFOLIO ALLOCATION(2)(unaudited)

(1)	Formerly known as the Cornerstone Patriot Fund

(2)	As of 10/3/16 based on market value.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND | ANNUAL REPORT 2016

(Shareholder Letter continued)

The portfolio management team continues to work diligently to determine the optimal mix of private and public real estate securities that maximize risk-adjusted returns for our shareholders. Given the amount of volatility and uncertainty surrounding the U.S. election, the United Kingdom’s decision to leave the European Union (commonly referred to as “Brexit”) and U.S. Federal Reserve (Fed) policy this past year, we have remained overweight to private securities relative our long-term target allocation. Our underlying private securities have benefited from a growing economy that has driven strong demand for core real estate across all sectors. Demand continues to outstrip supply, which has helped keep vacancy rates below their long-term averages and prompt favorable conditions for landlords to increase rents for most asset types. These factors contributed to positive net returns with low volatility and low correlation to the broader markets. Private real estate fund “dry powder” is still above long-term averages as investors seek high quality, income-producing assets.(3)

As previously stated, we remain focused on net operating income (NOI) growth. We have strategically shifted the portfolio composition in favor of managers whom we believe are best poised to deliver outsized growth of key operating metrics. Over the past twelve months and through careful portfolio composition, we reduced our exposure to the multi-family sector by 603 basis points and increased our office exposure by 482 basis points.(4)We believe that the office and industrial property types are best positioned to generate NOI growth going forward due to strong tenant demand and relatively slow pace of additional new supply.

Interest rate shocks increased volatility for yield sensitive securities, including publicly traded real estate, higher than that of the S&P 500 throughout the year (10/1/15 – 9/30/16 MSCI U.S. REIT Index (RMZ) standard deviation: 19.93% vs S&P 500 standard deviation of 17.36%).(5,6)Moving forward, we believe some of the associated volatility of publicly traded real estate investment trusts (REITs) will subside as real estate became its own distinct sector earlier this year. This change marked the first time the Global Industry Classification Standard (GICS) added a new sector, which analysts and portfolio managers use to classify companies. The reclassification has brought awareness of real estate as a distinct asset class and has solidified REITs as a necessary part of a mixed asset portfolio. In the short term, its impact drove capital flows to the sector as generalist investors allocated funds to REITs to meet benchmark weights. As we look ahead to 2017, we believe that the benefits of continued economic growth will bode well for real estate.

Together with our experienced sub-advisors, we will continue to work to create value for our shareholders. On behalf of the entire Griffin team, we thank you for your continued support.

Sincerely,

Randy I. Anderson, Ph.D., CRE
Portfolio Manager
Griffin Institutional Access Real Estate Fund

(3)	“Dry powder” refers to cash reserves for purchasing assets or making acquisitions.
(4)	One basis point is equal to 1/100th of 1%, or 0.01%.
(5)	Source: Morningstar Direct.
(6)
Standard deviation measures the average deviations of a return series from its mean, and is often used as a measure of volatility/risk. A large standard deviation implies that there have been large swings in the return series of the manager.

Past performance is no guarantee of future results. All metrics are based on Class A shares. The Fund offers three share classes: GIREX - Class A, GCREX - Class C, and GRIFX - Class I. For more information on the differences in share classes, refer to the applicable prospectus, which can be found at: https://www.griffincapital.com/griffin-institutional-access-real-estate-fund/forms-and-literature.
S&P 500 (“Stocks”), The MSCI US REIT Index (“Publicly Traded Real Estate”).

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND | ANNUAL REPORT 2016

PRIVATE FUND DISVERSIFICATION(unaudited)

The Fund’s investment objective is to generate a return comprised of both current income and capital appreciation with moderate volatility and low correlation to the broader markets. To achieve this goal the Fund diversifies its holdings by property type, geography and fund managers.

SECTOR DIVERSIFICATION (unaudited)

GEOGRAPHIC DIVERSIFICATION (unaudited)

Allocation, Sector, and Geographic Diversification are subject to change. Diversification does not eliminate the risk of experiencing investment losses. The charts represent the diversification by sector and geography of the private fund holdings as of 10/3/16. Based on Market value.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND | ANNUAL REPORT 2016

PRIVATE FUND ALLOCATION (unaudited)

PRIVATE FUND ALLOCATION	%
Prudential PRISA	17.46%
Clarion Lion Properties Fund	16.78%
Morgan Stanley Prime Property Fund	10.44%
UBS Trumbull Property Fund	8.73%
MEPT Edgemoor	7.32%
AEW Core Property Trust	5.44%
Guggenheim US Property Fund	4.77%
Sentinel Real Estate Fund	4.71%
Stockbridge Smart Markets Fund	4.67%
American Core Realty Fund	4.32%
USAA US Government Building Fund	4.02%
BlackRock Granite Property Fund	3.57%
Barings Core Property Fund(7)	2.05%
Heitman America Real Estate Trust	1.88%
RREEF America REIT II	1.83%
Clarion Lion Industrial Trust	1.57%
CBRE US Core Partners	0.44%

(7)	Formerly known as the Cornerstone Patriot Fund.

*	Holdings are subject to change.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND | ANNUAL REPORT 2016

PRIVATE FUND SUMMARIES (unaudited)

Core Property Trust (“CPT”) is an open-end core fund that seeks to invest in high quality assets located in top-tier markets with a heavy emphasize on income, liquidity and strong long term fundamentals. CPT uses a research-based approach to target markets with high barriers to entry– physical, governmental, or economic – in addition to population and job growth potential.

Bentall Kennedy Multi-Employer Property Trust (“MEPT”) Edgemoor is an open-end, core real estate private equity fund that invests in a portfolio of institutional-quality real estate assets in the U.S. MEPT Edgemoor’s investment strategy is focused on maintaining stable income, building a diversified modern portfolio, using moderate leverage, and providing superior liquidity. The fund upholds a strong commitment to the principles of Responsible Property Investing.

The American Core Realty Fund is a diversified open-end commingled fund that invests primarily in high quality core income-producing office, industrial, retail, and multi-family properties. The Core Fund focuses its investment activity throughout the United States in major metropolitan markets that are innovation hubs containing high concentrations of our nation’s globally competitive industries and that benefit from highly educated/ professional human capital.

Morgan Stanley Prime Property Fund is an open-end core fund with a focus on office, retail, multifamily, industrial, self storage and hotel properties located in major real estate markets throughout the United States.

The Barings Core Property Fund(8)is a U.S. open-end, diversified core und that focuses on the four traditional property types and hotels. The Fund is managed with an emphasis on research, targeting “barrier” markets, which are perceived to reduce the risk of oversupply and offer potential for outsized rent growth and appreciation.

PRISA is organized as a perpetual life, open-ended, commingled fund to invest primarily in core, well-leased, operating real estate assets located in the United States, with an emphasis on income. PRISA is Prudential Real Estate Investors (“PREI”) flagship fund, and represents one of the oldest and largest U.S. core real estate funds available in the marketplace.

BlackRock Granite Property Fund (“The Granite Fund”) is a diversified core private REIT with an investment objective to provide current income with the potential for long term capital appreciation. The Granite Fund aims to beat its stated benchmark, the NFI-ODCE, while producing real estate returns and liquidity appropriate for a core fund.

RREEF America REIT II is a core private REIT that provides an average risk exposure to the core real estate market, but does so with significantly different allocations than the Index– heavily overweight to industrial assets and the West.

U.S. Core Partners (“CBRE Core Fund”) is an open-end core fund that purchases and operates high-quality, income-producing office, industrial, retail, and multi-family assets in select major U.S. metropolitan markets that exhibit strong growth demographics.

Sentinel Real Estate Fund is a multi-family focused, core private REIT that emphasizes acquisitions of stabilized assets with in-place income with the goal of providing a substantial portion of investor returns in the form of distributed cash.

Clarion Lion Industrial Trust (the “Fund”) is a private REIT focused on the industrial property sector in North America. The Fund invests primarily in big-box warehouse and distribution centers, with an emphasis on large, core industrial markets throughout the United States.

The Smart Markets Fund is an open-end core fund that aims to capture performance in excess of the ODCE Index by acquiring assets in “Smart Markets” characterized by educated, stable and fast-growing employment bases. The Smart Market Fund’s target market strategy is based on the principle that real estate demand is dependent on jobs which are increasingly being created where there are educated work forces in the U.S.

Clarion Lion Properties Fund is a core private REIT with interests in a diversified portfolio of primarily institutional quality real estate assets and related investments located throughout the U.S. The investment objective is to provide a strong income return with potential for long-term capital appreciation.

Trumbull Property Fund is an open-end, diversified Core fund focusing on the four main property types, with a small exposure to hotels. The Fund focuses on top markets for high-quality Core, institutional real estate assets.

GRE U.S. Property Fund L.P. (“USPF”) is an open-end real estate fund consisting of a diversified portfolio of institutional quality, income producing assets broadly allocated by property type and geographic location. USPF employs a core plus strategy intertwined with a disciplined risk management process in seeking to achieve its performance objectives.

USAA US Government Building Fund seeks to provide investors with attractive, risk-adjusted returns generated by the acquisition, build to suit development and operation of buildings located in the United States and leased or intended to be leased to U.S. federal, state and local governments and government agencies and departments.

Heitman America Real Estate Trust (“HART”) is an open-end core commingled fund. HART’s core strategy encompasses stabilized investments with low to moderate leverage and seeks to objectively minimize risk through diversification in property type, geographic location, and tenant composition.

(8)	Formerly known as the Cornerstone Patriot Fund.

*	Holdings are subject to change.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND | ANNUAL REPORT 2016

FUND SUB ADVISORS (unaudited)

Aon Hewitt Investment Consulting

The Fund’s Private Allocation Sub-Advisor, Aon Hewitt Investment Consulting, an Aon Company, provides investment consulting services to over 480 clients in North America with total client assets worldwide of approximately $4 trillion, including more than $3 trillion in the U.S. as of December 31, 2015. Nearly 300 investment consulting professionals  in the U.S. advise institutional investors such as corporations, public organizations, union associations, health systems, endowments, and foundations.

CenterSquare Investment Management

The Fund’s Public Allocation Sub-Advisor, CenterSquare Investment Management, a BNY Mellon Company, is focused exclusively on real estate and structured to provide attractive investment performance to institutional real estate investors. CenterSquare’s team of REIT experts has been a trusted advisor to endowments, pension plans and corporate clients. The firm currently manages $8.2 billion across a variety of real estate strategies as of December 31, 2015.

Griffin Capital Advisor along with CenterSquare Investment Management have designed a public market strategy in line with the objectives of the Fund with a focus on identifying public real estate securities whose current prices are below their intrinsic values. CenterSquare Investment Management has been managing real estate securities portfolios since 1995 across multiple strategies and market cycles.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND | ANNUAL REPORT 2016

DISCLOSURES (unaudited)

Investors in the Fund should understand that the net asset value (“NAV”) of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund is a closed-end interval fund that provides liquidity to shareholders through a quarterly repurchase offer. The Repurchase Offer Amount will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. Quarterly repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities. The sale of securities could reduce the market price of those securities, which in turn would reduce the Fund’s net asset value. Currently, no secondary market exists for the Fund’s shares, and the Fund expects that no secondary market will develop.

By investing in the Fund, a shareholder will not be deemed to be an investor in any underlying fund and will not have the ability to exercise any rights attributable to an investor in any such underlying fund related to their investment.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. Griffin Capital Securities, Inc. does not accept any liability for losses either direct or consequential caused by the use of this information.

Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from-1 to 1. A positive correlation of 1 implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. A negative correlation of -1 indicates that the securities have moved in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random.

Distribution Policy Risk. The Fund’s distribution policy is to make quarterly distributions to shareholders. All or a portion of a distribution may consist solely of a return of capital (i.e. from your original investment) and not a return of net profit. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. Sources of distributions to shareholders for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Pursuant to Section 852 of the Internal Revenue Code, the taxability of distributions will be reported on Form 1099-DIV for 2016.

The Fund distribution rate is the amount, expressed as a percentage, a Fund investor would receive in distributions if the most recent Fund distribution stayed consistent going forward. It is calculated by annualizing the most recent Fund distribution yield. The percentage represents a single distribution from the Fund and does not represent the total return of the Fund.

The NFI-ODCE, short for National Council of Real Estate Investment Fiduciaries (“NCREIF”) Fund Index - Open End Diversified Core Equity, is the first of the NCREIF Fund Database products and is an index of investment returns reporting on both a historical and current basis the results of 24 open-end commingled funds pursuing a core investment strategy, some of which have performance histories dating back to the 1970s. The NFI-ODCE Index is capitalization-weighted and is reported gross of fees. Measurement is time-weighted. NCREIF will calculate the overall aggregated Index return.

The S&P 500 is an index based on market cap of the 500 largest companies having stock listed on the NYSE or NASDAQ.

The Barclays U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market.

The MSCI US REIT Index (RMZ) is an equity REIT index that serves as a proxy for publicly traded real estate.

You cannot invest directly in an index. Index performance does not represent actual Fund or portfolio performance. A fund or portfolio may differ significantly from the securities included in the index. Index performance assumes reinvestment of dividends but does not reflect any management fees, transaction costs or other expenses that would be incurred by a fund or portfolio, or brokerage commissions on transactions in fund shares. Such fees, expenses, and commissions could reduce returns.

Griffin Institutional Access Real Estate Fund	Portfolio Update

September 30, 2016 (Unaudited)

Performance (for the year ended September 30, 2016)

	1 Year	Since Inception	Inception Date	Total Expense Ratio
Griffin Institutional Access Real Estate Fund– A– Without Load	8.07%	8.28%	6/30/14	2.68%
Griffin Institutional Access Real Estate Fund– A– With Load*	1.87%	5.46%	6/30/14
S&P 500®Total Return Index	15.43%	6.82%	6/30/14
Barclays Capital U.S. Aggregate Bond Index	5.19%	3.67%	6/30/14
Griffin Institutional Access Real Estate Fund – C– Without Load	7.30%	6.66%	8/7/15	3.43%
Griffin Institutional Access Real Estate Fund – C– With Load**	6.30%	6.66%	8/7/15
Griffin Institutional Access Real Estate Fund – I – NAV	8.35%	7.67%	8/7/15	2.43%

*	Adjusted for initial maximum sales charge of 5.75%.
**	Adjusted for contingent deferred sales charge of 1.00%.

The S&P 500®Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes.

The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more.

Indexes are not actively managed and do not reflect deduction for fees, expenses or taxes. An investor cannot invest directly into an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling 1-888-926-2688 or by visiting www.griffincapital.com.

Class A shares are offered subject to a maximum sales charge of 5.75% of the offering price. Class C and Class I shares are offered at net asset value. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. The Fund’s investment adviser has contractually agreed to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that they exceed 1.91%, 2.66% and 1.66% per annum of the Fund’s average daily net assets attributable to Class A, Class C and Class I shares, respectively. The Expense Limitation Agreement will remain in effect at least until January 31, 2017, unless and until the Board approves its modification or termination. Without the waiver the expenses would be 2.68%, 3.43% and 2.43% for Class A, Class C and Class I, respectively. Please review the Fund’s Prospectus for more details regarding the Fund’s fees and expenses. No assurances can be given that the Fund will pay a dividend in the future; or, if any such dividend is paid, the amount or rate of the dividend.

8	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Portfolio Update

September 30, 2016 (Unaudited)

Performance of $10,000 Initial Investment (for the year ended September 30, 2016)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Sector Allocation (as a % of Net Assets)*

Private Investment Funds	90.09%
Publicly Traded Securities	10.07%
Other	-0.16%
TOTALS	100.00%

Portfolio Composition (as a % of Net Assets)*

Real Estate Investment Trusts	100.16%
Liabilities in Excess of Other Assets	-0.16%
TOTALS	100.00%

*	Holdings are subject to change. Tables present indicative values only.

Annual Report | September 30, 2016	9

Griffin Institutional Access Real Estate Fund	Portfolio of Investments

September 30, 2016

Description	Shares	Value (Note 2)
REAL ESTATE INVESTMENT TRUSTS (100.16%)

Private Investment Funds (90.09%)*(a)
AEW Core Property Trust	54,271	$52,642,632
American Core Realty Fund LLC	383	46,208,913
Barings Core Property Fund LP	212,435	25,792,511
BlackRock Granite Property Fund	488	44,914,349
CBRE US Core Partners	4,212,988	5,420,944
Clarion Lion Industrial Trust	13,360	19,820,039
Clarion Lion Properties Fund LP	154,381	208,904,723
Guggenheim US Property Fund	N/A	59,488,735
Heitman America Real Estate Trust	16,791	19,300,754
MEPT Edgemoor LP Fund	49,258	91,307,189
Morgan Stanley Prime Property Fund	5,333	91,256,602
Prudential PRISA LP	90,969	127,101,954
RREEF America REIT II	200,823	22,821,027
Sentinel Real Estate Fund LP	706	58,549,429
Stockbridge Smart Markets Fund	33,999	48,582,417
UBS Trumbull Property Fund	7,330	78,344,978
USAA US Government Building Fund LLC	N/A	50,396,557
		1,050,853,753

Publicly Traded Securities (10.07%)
American Homes 4 Rent, Class A(a)	60,800	1,315,712
AvalonBay Communities, Inc.(a)	22,820	4,058,308
Boston Properties, Inc.(a)	20,280	2,763,961
Camden Property Trust(a)	21,440	1,795,386
Care Capital Properties, Inc.(a)	20,172	574,902
Chesapeake Lodging Trust(a)	19,570	448,153
Colony Starwood Homes(a)	20,506	588,522
Columbia Property Trust, Inc.(a)	37,060	829,773
Corporate Office Properties Trust(a)	43,320	1,228,122
CubeSmart(a)	53,040	1,445,870
CyrusOne, Inc.(a)	53,910	2,564,499
DDR Corp.(a)	85,020	1,481,899
DiamondRock Hospitality Co.(a)	45,240	411,684
Digital Realty Trust, Inc.(a)	23,490	2,281,349
Douglas Emmett, Inc.(a)	48,050	1,760,072
Duke Realty Corp.(a)	128,670	3,516,550
Easterly Government Properties, Inc.(a)	15,350	292,878
Education Realty Trust, Inc.(a)	30,020	1,295,063
Empire State Realty Trust, Inc., Class A(a)	27,750	581,363
Equinix, Inc.(a)	11,750	4,232,937
Equity One, Inc.(a)	79,100	2,421,251
Equity Residential(a)	52,670	3,388,260
Essex Property Trust, Inc.(a)	8,700	1,937,490
Forest City Realty Trust, Inc., Class A(a)	63,700	1,473,381
General Growth Properties, Inc.(a)	99,470	2,745,372
HCP, Inc.(a)	83,440	3,166,548
Healthcare Realty Trust, Inc.(a)	20,680	704,361
Healthcare Trust of America, Inc., Class A(a)	66,071	2,155,236
Highwoods Properties, Inc.(a)	48,640	2,535,117
Hospitality Properties Trust(a)	29,090	864,555
Host Hotels & Resorts, Inc.(a)	178,150	2,773,796

10	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Portfolio of Investments

September 30, 2016

Description	Shares	Value (Note 2)
Publicly Traded Securities (continued)
Hudson Pacific Properties, Inc.(a)	35,780	$1,176,089
Kimco Realty Corp.(a)	72,310	2,093,375
Kite Realty Group Trust(a)	30,000	831,600
Liberty Property Trust(a)	49,880	2,012,658
Life Storage, Inc.(a)	9,890	879,617
Macerich Co.(a)	31,600	2,555,492
Mack-Cali Realty Corp.(a)	13,020	354,404
Medical Properties Trust, Inc.	10,550	155,824
National Retail Properties, Inc.(a)	46,040	2,341,134
Prologis, Inc.(a)	62,430	3,342,502
PS Business Parks, Inc.(a)	10,770	1,223,149
Public Storage(a)	17,710	3,951,808
QTS Realty Trust, Inc., Class A(a)	15,940	842,429
Ramco-Gershenson Properties Trust(a)	35,120	658,149
Regency Centers Corp.(a)	26,670	2,066,658
Simon Property Group, Inc.(a)	41,550	8,601,265
SL Green Realty Corp.(a)	9,020	975,062
Spirit Realty Capital, Inc.(a)	93,010	1,239,823
STAG Industrial, Inc.(a)	39,200	960,792
STORE Capital Corp.(a)	92,450	2,724,502
Sunstone Hotel Investors, Inc.(a)	90,750	1,160,693
UDR, Inc.(a)	77,650	2,794,624
Ventas, Inc.(a)	42,320	2,989,062
VEREIT, Inc.(a)	163,080	1,691,140
Vornado Realty Trust(a)	30,110	3,047,433
Washington Real Estate Investment Trust(a)	29,530	918,974
Weingarten Realty Investors(a)	51,850	2,021,113
Welltower, Inc.(a)	83,440	6,238,808
		117,480,549

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,122,109,673)		1,168,334,302

TOTAL INVESTMENTS (100.16%) (Cost $1,122,109,673)		$1,168,334,302

Liabilities in Excess of Other Assets (-0.16%)		(1,857,903)
NET ASSETS (100.00%)		$1,166,476,399

(a)	A portion of these securities are held as collateral for the outstanding Line(s) of Credit. At September 30, 2016, outstanding collateral amounted to $1,066,237,965.

Common Abbreviations:
LLC	- Limited Liability Corporation
LP	- Limited Partnerships
REIT	- Real Estate Investment Trust

Annual Report | September 30, 2016	11

Griffin Institutional Access Real Estate Fund	Portfolio of Investments

September 30, 2016

*  Additional Information on Investments in Private Investment Funds:

Value	Security	Redemption Frequency	Redemption Notice (Days)	Unfunded Commitments as of September 30, 2016
$52,642,632	AEW Core Property Trust	Quarterly	45	$15,000,000
46,208,913	American Core Realty Fund LLC	Quarterly	10	7,500,000
25,792,511	Barings Core Property Fund LP	Quarterly	30	0
44,914,349	BlackRock Granite Property Fund	Quarterly	60	0
5,420,944	CBRE US Core Partners	Quarterly	60	0
19,820,039	Clarion Lion Industrial Trust	Quarterly	90	0
208,904,723	Clarion Lion Properties Fund LP	Quarterly	90	0
59,488,735	Guggenheim US Property Fund	Quarterly	90	0
19,300,754	Heitman America Real Estate Trust	Quarterly	90	21,217,988
91,307,189	MEPT Edgemoor LP Fund	Quarterly	N/A**	0
91,256,602	Morgan Stanley Prime Property Fund	Quarterly	90	55,000,000
127,101,954	Prudential PRISA LP	Quarterly	90	90,000,000
22,821,027	RREEF America REIT II	Quarterly	45	0
58,549,429	Sentinel Real Estate Fund LP	Quarterly	N/A**	0
48,582,417	Stockbridge Smart Markets Fund	Quarterly	45	10,000,000
78,344,978	UBS Trumbull Property Fund	Quarterly	60	30,000,000
50,396,557	USAA US Government Building Fund LLC	Quarterly	60	0

**	Written notice required for redemption, no minimum timeline required.

See Notes to Financial Statements.

12	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Statement of Assets and Liabilities

September 30, 2016

ASSETS
Investments, at value	$1,168,334,302
Cash	209,253,538
Receivable for investments sold	301,763
Receivable for shares sold	8,118,893
Dividends receivable	7,122,408
Prepaid expenses and other assets	171,484
Total Assets	1,393,302,388
LIABILITIES
Payable for investments purchased	10,167,375
Shareholder servicing fees payable (Note 3)	345,450
Lines of credit payable (Note 6)	214,500,000
Lines of credit interest payable (Note 6)	103,798
Investment advisory fees payable (Note 3)	1,044,613
Administration fees payable (Note 3)	46,031
Transfer agency fees payable (Note 3)	151,981
Distribution fees payable (Note 3)	177,436
Trustees' fees payable (Note 3)	1,692
Legal fees payable	62,607
Audit and tax fees payable	20,500
Accrued expenses and other liabilities	204,506
Total Liabilities	226,825,989
NET ASSETS	$1,166,476,399
NET ASSETS CONSIST OF
Paid-in capital	$1,115,311,696
Accumulated net investment loss	(9,522,584)
Accumulated net realized gain on investments	14,462,658
Net unrealized appreciation on investments	46,224,629
NET ASSETS	$1,166,476,399
INVESTMENTS, AT COST	$1,122,109,673

PRICING OF SHARES
Class A:
Net asset value, and redemption price per share	$26.63
Net assets	$510,251,257
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	19,159,502
Maximum offering price per share ((NAV/0.9425), based on maximum sales charge of 5.75% of the offering price)	$28.25
Class C:
Net asset value, offering and redemption price per share(a)	$26.42
Net assets	$302,318,536
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	11,443,448
Class I:
Net asset value, offering and redemption price per share	$26.71
Net assets	$353,906,606
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	13,251,197

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see (Note 1).

See Notes to Financial Statements.

Annual Report | September 30, 2016	13

Griffin Institutional Access Real Estate Fund	Statement of Operations

For the Year Ended September 30, 2016

INVESTMENT INCOME
Dividend income	$20,552,901
Total Investment Income	20,552,901

EXPENSES
Investment advisory fees (Note 3)	9,801,479
Administrative fees (Note 3)	370,730
Transfer agency fees (Note 3)	691,786
Shareholder servicing fees:
Class A	783,216
Class C	358,645
Distribution fees:
Class C	1,075,934
Legal fees	202,030
Audit and tax fees	20,500
Reports to shareholders and printing fees	473,317
SEC registration fees	20,779
Insurance fees	190,289
Custody fees	64,739
Chief compliance officer fees (Note 3)	69,768
Interest expense (Note 6)	2,085,906
Trustees' fees (Note 3)	62,529
Other expenses	109,781
Total Expenses	16,381,428
Less: Fees waived/expenses reimbursed by adviser (Note 3)	(1,230,007)
Net Expenses	15,151,421
Net Investment Income	5,401,480
Net realized gain on investments	3,153,910
Net change in unrealized appreciation on investments	40,349,143
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	43,503,053
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$48,904,533

See Notes to Financial Statements.

14	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
OPERATIONS:
Net investment income	$5,401,480	$335,577
Net realized gain on investments	3,153,910	1,201,331
Net change in unrealized appreciation on investments	40,349,143	5,186,157
Net Increase in Net Assets Resulting from Operations	48,904,533	6,723,065

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(142,287)	–
From net realized gain on investments	(2,129,606)	(578,974)
From return of capital	(16,174,402)	(4,124,030)
Class C(a)
From net investment income	(71,354)	–
From net realized gain on investments	(1,067,958)	–
From return of capital	(8,111,165)	(144,764)
Class I(b)
From net investment income	(90,876)	–
From net realized gain on investments	(1,360,135)	–
From return of capital	(10,330,255)	(777,474)
Total Distributions to Shareholders	(39,478,038)	(5,625,242)

BENEFICIAL INTEREST TRANSACTIONS:
Class A
Shares sold	385,193,252	90,781,464
Distributions reinvested	11,402,155	3,596,562
Shares redeemed	(22,628,626)	(771,114)
Class C(a)
Shares sold	285,953,911	13,479,279
Distributions reinvested	6,045,082	104,317
Shares redeemed	(3,685,588)	–
Class I(b)
Shares sold	282,293,973	73,657,828
Distributions reinvested	7,758,745	697,610
Shares redeemed	(13,771,640)	–
Net Increase in Net Assets Derived from Beneficial Interest Transactions	938,561,264	181,545,946

Net increase in net assets	947,987,759	182,643,769

NET ASSETS:
Beginning of year	218,488,640	35,844,871
End of year *	$1,166,476,399	$218,488,640
*Including accumulated net investment loss of:	$(9,522,584)	$(341,788)

See Notes to Financial Statements.

Annual Report | September 30, 2016	15

Griffin Institutional Access Real Estate Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
Other Information
BENEFICIAL INTEREST TRANSACTIONS:
Class A
Beginning shares	5,038,709	1,416,230
Shares sold	14,539,008	3,512,409
Distributions reinvested	431,493	139,650
Shares redeemed	(849,708)	(29,580)
Net increase in shares outstanding	14,120,793	3,622,479
Ending shares	19,159,502	5,038,709
Class C(a)
Beginning shares	521,984	–
Shares sold	10,830,507	517,939
Distributions reinvested	229,888	4,045
Shares redeemed	(138,931)	–
Net increase in shares outstanding	10,921,464	521,984
Ending shares	11,443,448	521,984
Class I(b)
Beginning shares	2,851,754	–
Shares sold	10,623,295	2,824,730
Distributions reinvested	293,041	27,024
Shares redeemed	(516,893)	–
Net increase in shares outstanding	10,399,443	2,851,754
Ending shares	13,251,197	2,851,754

(a)	The Fund's Class C shares commenced operations on August 10, 2015.
(b)	The Fund's Class I shares commenced operations on August 10, 2015.

See Notes to Financial Statements.

16	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Statement of Cash Flows

For the Year Ended September 30, 2016
Cash Flow from Operating Activities:
Net increase in net assets resulting from operations	$48,904,533
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	(1,020,714,072)
Proceeds from sales	54,459,949
Net realized gain on investments	(3,153,910)
Net change in unrealized appreciation on investments	(40,349,143)
(Increase)/Decrease in assets:
Dividends receivable	(6,134,635)
Prepaid expenses and other assets	(109,974)
Increase/(Decrease) in liabilities:
Lines of credit interest payable	102,664
Shareholder servicing fees payable	275,824
Transfer agency fees payable	87,683
Investment advisory fees payable	896,857
Distribution fees payable	171,018
Administration fees payable	31,654
Trustees' fees payable	89
Chief compliance officer fees payable	(3,500)
Legal fees payable	24,244
Audit and tax fees payable	500
Accrued expenses and other liabilities	187,221
Net cash used in operating activities	(965,322,998)

Cash Flows from Financing Activities:
Cash provided by lines of credit	198,500,000
Proceeds from shares sold	950,165,038
Payment on shares redeemed	(40,085,854)
Cash distributions paid	(14,272,056)
Net cash provided by financing activities	1,094,307,128

Net increase in cash & cash equivalents	128,984,130
Cash & cash equivalents, beginning of year	80,269,408
Cash & cash equivalents, end of year	$209,253,538

Non-cash financing activities not included herein consist of reinvestment of distributions of:	$25,205,982
Cash paid for interest on lines of credit during the year was:	$1,983,242

See Notes to Financial Statements.

Annual Report | September 30, 2016	17

Griffin Institutional Access Real Estate Fund – Class A	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Period Ended September 30, 2014(a)
Net asset value, beginning of period	$25.97	$25.31	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.24	0.09	0.01
Net realized and unrealized gain	1.81	1.90	0.60
Total from investment operations	2.05	1.99	0.61

DISTRIBUTIONS:
From net investment income	(0.02)	–	–
From net realized gain on investments	(0.32)	(0.32)	(0.01)
Return of capital	(1.05)	(1.01)	(0.29)
Total distributions(c)	(1.39)	(1.33)	(0.30)

Net increase in net asset value	0.66	0.66	0.31
Net asset value, end of period	$26.63	$25.97	$25.31
TOTAL RETURN(d)	8.07%	8.03%	2.46%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$510,251	$130,847	$35,845
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	2.41%	2.82%	N/A
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	2.23%	1.94%	N/A
Ratio of net investment income to average net assets(e)(f)	0.92%	0.35%	N/A

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	2.09%	2.79%	6.77	%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.91%	1.91%	1.91	%(g)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)(f)	1.05%	0.38%	0.15	%(g)
Portfolio turnover rate(h)	8%	29%	7%

(a)	The Fund's Class A shares commenced operations on June 30, 2014.
(b)	Calculated using the average shares method.
(c)
Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized gains on investments and net unrealized gains on investments, if any. The portion of distributions paid not attributable to net investment income or net realized gains on investments, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“Return of Capital”) for tax purposes. Return of capital is a tax concept, not an economic concept. The tax character of the Fund’s distributions, in isolation, does not reveal much information about whether the distributions are supported by the Fund’s returns. Reported distributions from net investment income and realized gains on investments are not an indication as to whether or not the Fund’s distributions are supported by the Fund’s returns. A Fund can have distributions from net investment income and realized capital gains in years in which it incurs an economic loss due to unrealized losses not being recognized for tax purposes. A common method in which to determine if the Fund’s distributions are supported by economic returns is to examine the Fund’s Net Asset Value (“ NAV”) over the course of a year. If the Fund’s NAV has increased, the Fund will have economically earned more than it has distributed, regardless of whether such distributions are reported as being from net investment income, net realized gains on investments or return of capital. If a Fund’s NAV decreases, the Fund will have distributed more than it has economically earned or it will have incurred an economic loss.

(d)	Total returns are for the period indicated and have not been annualized and do not reflect the impact of sales charges. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements.

18	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund – Class A	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

(e)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(f)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(g)	Annualized.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized and is calculated at the Fund level.

See Notes to Financial Statements.

Annual Report | September 30, 2016	19

Griffin Institutional Access Real Estate Fund – Class C	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)
Net asset value, beginning of period	$25.95	$26.20

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.04	0.00	(c)
Net realized and unrealized gain	1.82	0.09
Total from investment operations	1.86	0.09

DISTRIBUTIONS:
From net investment income	(0.03)	–
From net realized gain on investments	(0.32)	–
Return of capital	(1.04)	(0.34)
Total distributions(d)	(1.39)	(0.34)

Net increase/(decrease) in net asset value	0.47	(0.25)
Net asset value, end of period	$26.42	$25.95
TOTAL RETURN(e)	7.30%	0.34%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$302,319	$13,547
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(f)	3.18%	3.32	%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements(f)	2.98%	2.69	%(g)
Ratio of net investment income to average net assets(f)(h)	0.17%	0.00	%(g)(i)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(f)	2.86%	3.29	%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements(f)	2.66%	2.66	%(g)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(f)(h)	0.29%	0.03	%(g)
Portfolio turnover rate(j)	8%	29%

(a)	The Fund's Class C shares commenced operations on August 10, 2015.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized gains on investments and net unrealized gains on investments, if any. The portion of distributions paid not attributable to net investment income or net realized gains on investments, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“Return of Capital”) for tax purposes. Return of capital is a tax concept, not an economic concept. The tax character of the Fund’s distributions, in isolation, does not reveal much information about whether the distributions are supported by the Fund’s returns. Reported distributions from net investment income and realized gains on investments are not an indication as to whether or not the Fund’s distributions are supported by the Fund’s returns. A Fund can have distributions from net investment income and realized capital gains in years in which it incurs an economic loss due to unrealized losses not being recognized for tax purposes. A common method in which to determine if the Fund’s distributions are supported by economic returns is to examine the Fund’s Net Asset Value (“ NAV”) over the course of a year. If the Fund’s NAV has increased, the Fund will have economically earned more than it has distributed, regardless of whether such distributions are reported as being from net investment income, net realized gains on investments or return of capital. If a Fund’s NAV decreases, the Fund will have distributed more than it has economically earned or it will have incurred an economic loss.
(e)	Total returns are for the period indicated and have not been annualized and do not reflect the impact of sales charges. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(f)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(g)	Annualized.

See Notes to Financial Statements.

20	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund – Class C	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

(h)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(i)	Less than 0.005%.
(j)	Portfolio turnover rate for periods less than one full year have not been annualized and is calculated at the Fund level.

See Notes to Financial Statements.

Annual Report | September 30, 2016	21

Griffin Institutional Access Real Estate Fund – Class I	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)
Net asset value, beginning of period	$25.98	$26.20

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.31	0.03
Net realized and unrealized gain	1.82	0.09
Total from investment operations	2.13	0.12

DISTRIBUTIONS:
From net investment income	(0.03)	–
From net realized gain on investments	(0.32)	–
Return of capital	(1.05)	(0.34)
Total distributions(c)	(1.40)	(0.34)

Net increase/(decrease) in net asset value	0.73	(0.22)
Net asset value, end of period	$26.71	$25.98
TOTAL RETURN(d)	8.35%	0.46%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$353,907	$74,095
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	2.17%	2.20	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.98%	1.69	%(f)
Ratio of net investment income to average net assets(e)(g)	1.16%	0.71	%(f)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	1.85%	2.17	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.66%	1.66	%(f)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)(g)	1.30%	0.74	%(f)
Portfolio turnover rate(h)	8%	29%

(a)	The Fund's Class I shares commenced operations on August 10, 2015.
(b)	Calculated using the average shares method.
(c)
Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized gains on investments and net unrealized gains on investments, if any. The portion of distributions paid not attributable to net investment income or net realized gains on investments, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“Return of Capital”) for tax purposes. Return of capital is a tax concept, not an economic concept. The tax character of the Fund’s distributions, in isolation, does not reveal much information about whether the distributions are supported by the Fund’s returns. Reported distributions from net investment income and realized gains on investments are not an indication as to whether or not the Fund’s distributions are supported by the Fund’s returns. A Fund can have distributions from net investment income and realized capital gains in years in which it incurs an economic loss due to unrealized losses not being recognized for tax purposes. A common method in which to determine if the Fund’s distributions are supported by economic returns is to examine the Fund’s Net Asset Value (“ NAV”) over the course of a year. If the Fund’s NAV has increased, the Fund will have economically earned more than it has distributed, regardless of whether such distributions are reported as being from net investment income, net realized gains on investments or return of capital. If a Fund’s NAV decreases, the Fund will have distributed more than it has economically earned or it will have incurred an economic loss.

(d)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(f)	Annualized.
(g)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized and is calculated at the Fund level.

See Notes to Financial Statements.

22	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Notes to Financial Statements

September 30, 2016

1. ORGANIZATION

The Griffin Institutional Access Real Estate Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund engages in a continuous offering of shares and operates as an interval fund that offers quarterly repurchases of shares at net asset value. The Fund’s investment adviser is Griffin Capital Advisor, LLC (the “Adviser”). The investment objective of the Fund is to generate a return comprised of both current income and capital appreciation with moderate volatility and low correlation to the broader markets. The Fund pursues its investment objective by strategically investing across private institutional real estate investment funds as well as a diversified set of public real estate securities.

The Fund was organized as a statutory trust on November 5, 2013 and under the laws of the State of Delaware. The Fund commenced operations on June 30, 2014, and is authorized to issue an unlimited number of shares with no par value.

The Fund currently offers Class A, Class C and Class I shares. Class A shares commenced operations on June 30, 2014 and Class C and Class I shares commenced operations on August 10, 2015. Class A shares are offered subject to a maximum sales charge of 5.75% of the offering price. Class C and Class I shares are offered at net asset value. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company for financial reporting purposes under GAAP. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange or market on which they are traded, on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the last bid price for securities held long and the last ask price for securities held short, or if a closing bid or ask price, as applicable, is not available, at either the exchange or system-defined closing price on the exchange or system in which such securities are principally traded. Short-term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end investment companies and exchange-traded funds (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds. Open-ended funds are valued at their respective net asset values as reported by such investment companies.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by the Valuation Committee using procedures adopted by and under the supervision of the Fund’s Board of Trustees (the “Trustees”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s Net Asset Value (“NAV”).

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

Annual Report | September 30, 2016	23

Griffin Institutional Access Real Estate Fund	Notes to Financial Statements

September 30, 2016

Valuation of Private REITS – The Fund may invest a significant portion of its assets in Private Real Estate Investment Trusts (“Private REITs”). The Private REITs measure their investment assets at fair value and report a NAV per share on a calendar quarter basis. In accordance with Accounting Standards Codification (“ASC”) 820, the Fund has elected to apply the practical expedient and to value its investments in Private REITs at their respective NAVs at each quarter. For non-calendar quarter-end days, the Valuation Committee estimates the fair value of each Private REIT by adjusting the most recent NAV for each Private REIT by the change in a proprietary Index that the Valuation Committee has deemed to be representative of the entire Private REIT market. In the event that a price is not provided by the Private REIT, the fair valuation procedures will be followed. As of September 30, 2016, all of the Fund’s investments in Private REITs were valued at the respective NAVs of the Private REITs.

Fair Value Measurements – A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that  is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value during the year ended September 30, 2016 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund’s investments as of September 30, 2016:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Real Estate Investment Trusts
Private Investment Funds (Measured at net asset value)(a)	$–	$–	$–	$1,050,853,753
Publicly Traded Securities	117,480,549	–	–	117,480,549
Total	$117,480,549	$–	$–	$1,168,334,302

(a)	In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

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Griffin Institutional Access Real Estate Fund	Notes to Financial Statements

September 30, 2016

There were no transfers between Levels 1, 2 and 3 during the year ended September 30, 2016. For the year ended September 30, 2016, the Fund did not have unobservable inputs (Level 3) used in determining fair value.

Investment Transactions – Investment security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Investment Income – Interest income is accrued and recorded on a daily basis including amortization of premiums, accretion of discounts and income earned from money market funds. Interest is not accrued on securities that are in default. Dividend income is recorded on the ex-dividend date.

Exchange-Traded Funds (“ETFs”) – The Fund may invest in ETFs, which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of the Fund investing in an ETF will indirectly bear those costs. The Fund will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

Concentration of Credit Risk – The Fund places its cash with one banking institution, which is insured by Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Industry Concentration – If a Fund has significant investments in the securities of issuers within a particular industry, any development affecting that industry will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that industry. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s net asset value per share. Occasionally, market conditions, regulatory changes or other developments may negatively impact this industry, and therefore the value of the Fund’s portfolio will be adversely affected. As of September 30, 2016, the Fund had 100.16% of the value of its net assets invested within the Real Estate industry.

Distributions to Shareholders – Dividends from net investment income, if any, will be declared and paid quarterly. Distributions of net realized capital gains, if any, will be declared and paid annually. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded on the ex-dividend date.

Indemnification – The Fund indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s 2014 and 2015 returns or expected to be taken in the Fund’s 2016 returns.

Annual Report | September 30, 2016	25

Griffin Institutional Access Real Estate Fund	Notes to Financial Statements

September 30, 2016

3. ADVISORY FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS

Investment Advisory
Pursuant to the Investment Advisory Agreement with the Fund (“Advisory Agreement”), the Adviser is entitled to an investment advisory fee, computed daily and payable monthly of 1.50% of the average daily net assets of the Fund.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including organizational and offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) at least until January 31, 2017, so that the total annual operating expenses of the Fund do not exceed 1.91% per annum of Class A average daily net assets, 2.66% per annum of Class C average daily assets and 1.66% per annum of Class I average daily assets (the “Expense Limitations”). The agreement can be extended at the discretion of the Adviser and the Trustees. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the end of the fiscal year in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitations to be exceeded.

During the year ended September 30, 2016, the fee waiver was as follows:

Fees Waived By Advisor
Griffin Institutional Access Real Estate Fund	$1,230,007

As of September 30, 2016, the balance of recoupable expenses for the Fund was as follows:

Fund	Expires May 21, 2017		Expires September 30, 2017	Expires September 30, 2018	Expires September 30, 2019
Griffin Institutional Access Real Estate Fund	$153,980	*	$316,121	$757,224	$1,230,007

*	$46,993 of additional Organizational Expenses were recorded subsequent to the May 21, 2014 Seed Audit Financial Statements.

Sub-advisory services were provided to the Fund pursuant to agreements between the Adviser and both Aon Hewitt Investment Consulting, Inc. (formerly doing business as Hewitt EnnisKnupp, Inc.) and CenterSquare Investment Management, Inc. (the “Sub-Advisers”). Under the terms of the sub-advisory agreements, the Adviser compensates the Sub-Advisers based on a portion of the Fund’s average daily net assets which they had been allocated to manage.

Fund Administration and Accounting Fees and Expenses
ALPS Fund Services, Inc. serves as the Fund’s administrator and accounting agent (the “Administrator”) and receives customary fees from the Fund for such services. The Administrator is also reimbursed by the Fund for certain out of pocket expenses.

Transfer Agent
DST Systems, Inc. serves as transfer, dividend paying and shareholder servicing agent for the Fund (the “Transfer Agent”).

Compliance Services
Cipperman Compliance Services, LLC provides a Chief Compliance Officer to the Fund as well as related compliance services pursuant to a consulting agreement between Cipperman Compliance Services, LLC and the Fund.

Distributor
The Fund has entered into a Distribution Agreement with ALPS Distributors, Inc. (the “Distributor”) to provide distribution services to the Fund. The Distributor serves as principal underwriter of shares of the Fund. Under the Distribution Agreement the Class C shares will pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.75% of the Fund’s average daily net assets attributable to Class C shares, payable on a quarterly basis. For the year ended September 30, 2016, Class C shares incurred distribution fees of $1,075,934. Class A and Class I shares are not currently subject to a Distribution Fee. Under the Shareholder Services Plan, the Class A and Class C shares may pay up to 0.25% per year of their average daily net assets for such services. Class I shares are not currently subject to a shareholder services fee. For the year ended September 30, 2016, Class A and C shares incurred shareholder servicing fees of $783,216 and $358,645, respectively.

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Griffin Institutional Access Real Estate Fund	Notes to Financial Statements

September 30, 2016

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator and the Transfer Agent. For the year ended September 30, 2016, the Distributor received $1,550,339 in underwriting commissions for sales of the Fund’s Class A shares, of which $0 was retained by the principal underwriter or other affiliated broker-dealers.

Officer and Trustee Compensation
Effective February 1, 2016 each Trustee who is not affiliated with the Fund or the Adviser received a quarterly fee of $5,000, as well as reimbursement for any reasonable expenses incurred attending the meetings, and $500 per each special telephonic meeting. None of the Fund’s executive officers receives compensation from the Fund.

Prior to February 1, 2016 each Trustee who is not affiliated with the Fund or the Adviser received a quarterly fee of $2,500, as well as reimbursement for any reasonable expenses incurred attending the meetings, and $500 per each special telephonic meeting.

Certain Trustees and officers of the Fund are also officers of the Adviser and are not paid by the Fund for serving in such capacities.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended September 30, 2016 were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$1,030,487,689	$54,712,260

5. TAX BASIS INFORMATION

Distributions are determined in accordance with federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

For the year ended September 30, 2016, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character.

Paid-in Capital	Accumulated Net Investment Loss	Accumulated Net Realized Gain on Investments
$(304)	$(14,277,759)	$14,278,063

The tax character of distributions paid for the years ended September 30, 2016 and September 30, 2015 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
2016	$2,980,925	$1,881,291	$34,615,822
2015	500,162	78,812	5,046,268

As of September 30, 2016 the components of accumulated earnings/(deficit) on a tax basis were as follows:

Other cumulative effect of timing differences	Net unrealized appreciation on investments	Total
$(9,522,584)	$60,687,287	$51,164,703

Annual Report | September 30, 2016	27

Griffin Institutional Access Real Estate Fund	Notes to Financial Statements

September 30, 2016

As of September 30, 2016, net unrealized appreciation/(depreciation) of investments based on the federal tax cost was as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes
Griffin Institutional Access Real Estate Fund	$63,856,964	$(3,169,677)	$60,687,287	$1,107,647,015

The difference between book basis and tax basis net unrealized appreciation is primarily attributable to the investments in partnerships, wash sales and certain other investments.

The Fund elects to defer to the period ending September 30, 2017, late year ordinary losses in the amount of $9,522,584.

6. LINE OF CREDIT

The Fund has entered into secured bank lines of credit through BNP Paribas Prime Brokerage International, Ltd. (“BNP”) and Credit Suisse (“Credit Suisse”) (collectively the “Banks”) for the purpose of investment purchases subject to the limitations of the 1940 Act for borrowings.

Borrowings under the BNP arrangement bear interest at the 3 month LIBOR plus 95 basis points at the time of borrowing. During the year ended September 30, 2016, the Fund incurred $435,329 of interest expense related to the BNP borrowings. Average borrowings and the average interest rate for the days the BNP line of credit was outstanding during the year ended September 30, 2016 were $26,229,249 and 1.54%, respectively. The largest outstanding borrowing during the year ended September 30, 2016 relating to BNP was $65,000,000. As of September 30, 2016, the Fund had $65,000,000 of outstanding borrowings relating to BNP.

Borrowings under the Credit Suisse arrangement bear interest at the 3 month LIBOR plus 250 basis points at the time of borrowing. During the year ended September 30, 2016, the Fund incurred $1,340,547 of interest expense related to the Credit Suisse borrowings. The unused amount under the Credit Suisse arrangement bears interest at 90 basis points. During the year ended September 30, 2016, the Fund incurred $310,030 of interest expense related to the unused amount. Average borrowings and the average interest rate for the days the Credit Suisse line of credit was outstanding during the year ended September 30, 2016 were $41,831,967 and 3.17%, respectively. The largest outstanding borrowing during the year ended September 30, 2016 relating to Credit Suisse was $149,500,000. As of September 30, 2016, the Fund had $149,500,000 of outstanding borrowings and $500,000 unused outstanding relating to Credit Suisse.

As collateral for the lines of credit, the Fund grants the Banks a first position security interest in and lien on securities of any kind or description held by the Fund in the pledge accounts. As of September 30, 2016, the Fund had $1,066,237,965 of the private and public securities pledged as collateral for its lines of credit.

7. REPURCHASE OFFERS

The Fund is an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at net asset value, of no less than 5% of the Fund’s shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire to sell in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase at least 5% of such shareholder’s shares in each quarterly repurchase. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchases. Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). Shares will be repurchased at the NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”).

During the year ended September 30, 2016, the Fund completed four quarterly repurchase offers. In these offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The result of those repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	September 30, 2015	December 30, 2015	March 31, 2016	June 30, 2016
Repurchase Request Deadline	November 5, 2015	February 5, 2016	May 5, 2016	August 5, 2016
Repurchase Pricing Date	November 5, 2015	February 5, 2016	May 5, 2016	August 5, 2016
Amount Repurchased	$6,702,602	$4,316,703	$12,379,271	$16,687,278
Shares Repurchased	254,360	164,587	464,745	621,840

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Griffin Institutional Access Real Estate Fund	Notes to Financial Statements

September 30, 2016
8. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have  been evaluated  through the date the financial  statements  were issued.

Effective October 1, 2016, each Trustee who is not affiliated with the Fund or the Adviser will receive an annual retainer of $50,000, to be paid quarterly, as well as reimbursement for any reasonable expenses incurred attending the meetings, and $500 per non-interested Trustee per each special telephonic meeting(exclusive of one special telephonic meeting per year and any telephonic meeting to review the agenda of any upcoming meeting of the Board). Additionally, the chairperson of the Audit Committee shall be entitled to an additional retainer of $10,000 per year.

The  Fund  completed  a  quarterly  repurchase  offer  on  November  7,  2016  which  resulted  in  1,010,099  of  Fund  shares  being  repurchased  for $26,753,389.

Effective November 16, 2016, Class M Shares of the Fund commenced operations.

Management has determined that there were no other subsequent events to report through the issuance of these financial statements.

Annual Report | September 30, 2016	29

Report of Independent Registered
Griffin Institutional Access Real Estate Fund	Public Accounting Firm

To the Board of Trustees and the Shareholders of
Griffin Institutional Access Real Estate Fund

We have audited the accompanying statement of assets and liabilities of Griffin Institutional Access Real Estate Fund (the “Fund”), including the portfolio of investments, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period June 30, 2014 (commencement of operations) through September 30, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of  material  misstatement.  An audit  includes  examining,  on a  test  basis,  evidence  supporting  the  amounts  and  disclosures  in  the  financial statements. Our procedures included confirmation of securities owned as of September 30, 2016 by correspondence with the custodian, brokers, and other appropriate  parties or by other appropriate procedures when necessary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Griffin Institutional Access Real Estate Fund as of September 30, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the two-year period then ended and for the period June 30, 2014 through September 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
November 28, 2016

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Griffin Institutional Access Real Estate Fund	Additional Information

September 30, 2016 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 888-926-2688, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge upon request by calling toll-free 888-926-2688, or on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request by calling 888-926-2688. Furthermore, you may obtain a copy  of the filing on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

3. TAX INFORMATION

Pursuant to Section 852(b)(3) of the Internal revenue Code, the Fund designated $1,881,291 as long-term capital gain distribution for the year ended September 30, 2016.

Annual Report | September 30, 2016	31

Trustees’ Consideration and Approval
Griffin Institutional Access Real Estate Fund	of Renewal of Advisory Agreements

September 30, 2016 (Unaudited)

The Adviser supervises the investments of the Fund pursuant to an Investment Advisory Agreement. At a meeting of the Fund’s Board of Trustees on June 21, 2016 the Trustees approved the continuation of the Investment Advisory Agreement for a one-year term. In considering whether to approve the Investment Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors: (i) the nature, extent, and quality of the services provided by the Adviser; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (v) the Adviser’s practices regarding brokerage and portfolio transactions; and (vi) the Adviser’s practices regarding possible conflicts of interest.

At  the  meeting,  the  Trustees  reviewed  various  informational  materials,  including  the  Investment  Advisory  Agreement  for  the  Fund  and  a memorandum from the Adviser to the Trustees containing information about the advisory firm and its business. The memorandum provided information about the Adviser’s finances, personnel, services  to the Fund, investment advice, fees, and compliance program. It also contained information on Fund expenses, including comparative expense ratio information for other investment companies with strategies similar to the Fund. The Trustees also reviewed a memorandum from the Fund’s legal counsel that summarized the fiduciary duties and responsibilities  of the Board of Trustees in reviewing and approving the Investment Advisory Agreement, including the types of information and factors that should be considered in order to make an informed decision.

In considering the nature, extent, and quality of the services provided by the Adviser, the Trustees considered the responsibilities of the Adviser under the Investment Advisory Agreement and reviewed the services provided to the Fund including, without limitation, the Adviser’s procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations, coordination of services for the Fund among the Fund’s service providers, and efforts to promote the Fund, grow the Fund’s assets, and assist in the distribution of Fund shares. The Trustees noted that the Adviser seeks to achieve the Fund’s investment objective to generate a balanced return comprised of current income and capital appreciation with moderate volatility and low correlation to the broader markets by pursuing strategic investing across private institutional real estate investment funds as well as a diversified set of public real estate securities. The Trustees also noted that the Adviser seeks, through this approach, to allocate between public and private real estate securities and allow the Fund to invest across a diversified set of investment managers and strategies as well as to provide investment exposure across property types and geographies. The Trustees noted that the Fund’s principal officers are personnel of the Adviser and its affiliates serve the Fund without additional compensation.  After reviewing the foregoing information and further information in the memorandum  from the Adviser (e.g., the Adviser’s Form ADV and descriptions of the Adviser’s business and compliance program), the Board concluded that the nature, extent, and quality of the services to be provided by the Adviser were satisfactory and adequate for the Fund.

In considering the investment performance of the Fund, the Trustees noted the Fund’s positive performance over the since inception (June 30, 2014), trailing one year, and year to date through May 31, 2016 periods.  The Trustees noted that the Fund outperformed the S&P 500 Index and the Barclays U.S. Aggregate Bond Index in each of the since inception, trailing one year, and year to date through May 31, 2016 periods.  The Trustees noted that the Fund outperformed each of its peers in the since inception and year to date through May 31, 2016 periods.  The Trustees noted the Fund’s success in gathering assets and that its assets under management as of May 31, 2016 exceeded all but one Fund in its peer group. After reviewing the Fund’s performance, and other factors, the Board concluded that the investment performance of the Fund was satisfactory.

In considering the costs of the services provided and profits realized by the Adviser and its affiliates from the relationship with the Fund, the Trustees evaluated  the Adviser’s staffing, personnel, and methods of operating; the education and experience of the Adviser’s personnel; the Adviser’s compliance programs, policies, and procedures; the financial condition of the Adviser; the level of commitment to the Fund and the Adviser by the principals of the Adviser; the current and projected asset levels of the Fund; and the overall expenses of the Fund, including the nature and frequency of advisory fee payments. The Trustees reviewed the balance sheet of the Adviser and discussed the financial stability and profitability of the firm. The Trustees noted that the Expense Limitation Agreement the Adviser had agreed to in order to help limit the Fund’s annual operating expenses was still in effect and that to date, fund expenses have exceeded the Expense Limitation Agreement. The Trustees also considered potential benefits for the Adviser in managing the Fund, including promotion of the Adviser’s name, the ability for the Adviser to place small accounts into the Fund, and the potential for the Adviser to generate soft dollars from Fund trades that may benefit the Adviser’s other clients. The Trustees then compared the fees and expenses of the Fund (including the management fee) to other funds comparable in terms of the type of fund, the nature of its investment strategy, and its style of investment management, among other factors. The Trustees determined that the management fee and net expense ratio were higher than some, but not all, of the comparable funds and the peer group averages. The Trustees noted that the Fund commenced operations on June 30, 2014, and continued to gather assets. The Trustees also noted that the Adviser’s fee was similar to other funds employing similar strategies to the Fund. Following further consideration and discussion of the foregoing, the Board concluded that the fee to be paid to the Adviser by the Fund was fair and reasonable in relation to the nature and quality of the services provided by the Adviser and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

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Trustees’ Consideration and Approval
Griffin Institutional Access Real Estate Fund	of Renewal of Advisory Agreements

September 30, 2016 (Unaudited)

In considering the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors, the Trustees considered that the Fund’s fee arrangements with the Adviser involved both the management fee and an Expense  Limitation Agreement. The Trustees noted that, while the management fee remains the same at all asset levels, the Fund’s shareholders continue to benefit from the Fund’s expense limitation arrangement until the Fund’s assets grew to a level where the Fund’s expenses fell below the cap set by the arrangement and the Adviser begins receiving its full fee. Thereafter, the Trustees noted that the Fund’s shareholders would benefit from economies of scale under the Fund’s agreements with service providers other than the Adviser. Following further discussion of the Fund’s current and projected asset levels, expectations for growth, and fee levels, the Board determined that the Fund’s fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by the Adviser and that the Expense Limitation Agreement has provided savings for the benefit of the Fund’s investors.

In  considering  the  Adviser’s  practices  regarding  brokerage  and  portfolio  transactions,  the  Trustees  reviewed  the  Adviser’s  standards,  and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions. The Trustees also considered the portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any allocation of portfolio business to persons affiliated with the Adviser; and the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services (“soft dollars”). After further review and discussion, the Board determined that the Adviser’s practices regarding brokerage and portfolio transactions were satisfactory.

In considering the Adviser’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and the Adviser’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Adviser’s code of ethics. Following further consideration and discussion, the Board indicated that the Adviser’s standards and practices relating to the identification and mitigation of potential  conflicts of interests were satisfactory.

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Independent Trustees, approved the continuation of the Investment Advisory Agreement for the Fund.

Trustees Consideration and Approval of Continuation of Sub-Advisory Agreement with AHIC

Aon Hewitt Investment Consulting, Inc. (“AHIC”) provides advisory services to the Fund by recommending private investment securities in which to invest to the Adviser pursuant to an Investment Sub-Advisory Agreement. At a meeting of the Fund’s Board of Trustees on June 21, 2016, the Trustees approved the continuation of the Investment Sub-Advisory Agreement for a one-year term. In considering whether to approve the Investment  Sub-Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors: (i) the nature, extent, and quality of the services provided by AHIC; (ii) the investment performance of the Fund and AHIC; (iii) the costs of the services  provided and profits realized by AHIC and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (v) AHIC’s practices regarding brokerage and portfolio transactions; and (vi) AHIC’s practices regarding possible conflicts of interest.

In considering the nature, extent, and quality of the services provided by AHIC, the Trustees considered the responsibilities of AHIC under the Investment  Sub-Advisory Agreement and reviewed  the  services  provided  to  the  Fund  including,  without  limitation,  AHIC’s  procedures  for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations, coordination of services for the Fund among the Fund’s service providers, and efforts to promote the Fund, grow the Fund’s assets, and assist in the distribution of Fund shares. The Trustees noted that AHIC assists the Adviser in seeking to achieve the Fund’s investment objective to generate a balanced return comprised of current income and capital appreciation with moderate volatility and low correlation to the broader markets by pursuing strategically investing across private institutional real estate investment funds as well as a diversified set of public real estate securities. The Trustees also noted that AHIC assists the Adviser in providing recommendations for investments across a diversified set of investment managers and strategies as well as to provide investment exposure across property types and geographies.  After reviewing the foregoing information and further information in the memorandum from AHIC (e.g., AHIC’s Form ADV and descriptions of the Adviser’s business and compliance program), the Board concluded that the nature, extent, and quality of the services provided by AHIC were satisfactory and adequate for the Fund.

In considering the investment performance of the Fund and AHIC, the Trustees discussed the performance of the private investments portion of the Fund.  The Trustees noted the Fund’s strong performance over the since inception, trailing one year, and year to date through May 31, 2016 periods.  The Trustees noted that the Fund outperformed the S&P 500 Index and the Barclays U.S. Aggregate Bond Index in each of the since inception, trailing one year, and year to date through May 31, 2016 periods.  The Trustees noted that the Fund outperformed each of its peers in the since inception and year to date through May 31, 2016 periods.  The Trustees noted the Fund’s success in gathering assets and that its assets under management as of May 31, 2016 exceeded all but one Fund in its peer group.  After reviewing AHIC’s and the Fund’s performance, and other factors, the Board concluded that the investment performance of AHIC was satisfactory.

Annual Report | September 30, 2016	33

Trustees’ Consideration and Approval
Griffin Institutional Access Real Estate Fund	of Renewal of Advisory Agreements

September 30, 2016 (Unaudited)

In considering the costs of the services provided and profits realized by AHIC and its affiliates from the relationship with the Fund, the Trustees evaluated AHIC’s staffing, personnel, and methods of operating; the education and experience of AHIC’s personnel; AHIC’s compliance programs, policies, and procedures; the financial condition of AHIC; the level  of commitment to the Fund and AHIC by the principals of AHIC; the current and projected asset levels of the Fund; and the overall expenses of the Fund, including the nature and frequency of advisory fee payments. The Trustees reviewed the balance sheet of AHIC and discussed the financial stability and profitability of the firm. The Trustees also considered potential benefits for AHIC in managing the Fund, including promotion of AHIC name, the ability for AHIC to place small accounts into the Fund, and the potential for AHIC to generate soft dollars from Fund trades that may benefit AHIC’s other clients.  The Trustees then compared the fees and expenses of the Fund (including the management fee) to other funds comparable in terms of the type of fund, the nature of its investment strategy, and its style of investment management, among other factors. The Trustees determined that the management fee and net expense ratio were higher than some, but not all, of the comparable funds and the peer group averages.  The Trustees noted that the Fund commenced operations on June 30, 2014, and continued to gather assets. The Trustees also noted that AHIC’s fee, combined with the Adviser’s fee, were similar to the management fees for funds with similar investment strategies. Following further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to AHIC by the Fund were fair and reasonable in relation to the nature and quality of the services provided by AHIC and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

In considering the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee levels reflect these economies of scale for benefit of the Fund’s investors, the Trustees considered that the Fund’s fee arrangements with AHIC and noted that the sub-advisory fee contained break points, which caused the Adviser to pay lower fees to AHIC based on lower asset levels. Following further discussion of  the  Fund’s  current  and  projected  asset  levels,  expectations  for  growth,  and  levels  of  fees, the Board  determined  that  the  Fund’s  fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by AHIC.

In considering AHIC’s practices regarding brokerage and portfolio transactions, the Trustees reviewed AHIC standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions. The Trustees noted that AHIC does not engage in portfolio transactions directly on behalf of the Fund and makes recommendations to the Adviser.  After further review and discussion, the Board determined that AHIC’s practices regarding brokerage and portfolio transactions were satisfactory.

In considering AHIC’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and AHIC’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of AHIC’s code of ethics. Following further consideration and discussion, the Board indicated that AHIC’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Independent Trustees, approved the continuation of the Investment Sub-Advisory Agreement with AHIC.

Trustees Consideration and Approval of continuation of Sub-Advisory Agreement with CenterSquare

CenterSquare Investment Management, Inc. (“CenterSquare”) provides advisory services to the Fund by managing the portion of the Fund’s assets allocated to public real estate related securities pursuant to an Investment Sub-Advisory Agreement. At a meeting of the Fund’s Board of Trustees on June 21, 2016, the Trustees approved the continuation of the Investment Sub-Advisory Agreement for a one-year term. In considering whether to approve the Investment Sub-Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including  the  following  material  factors:  (i)  the  nature,  extent,  and  quality  of  the  services  provided  by  CenterSquare;  (ii)  the investment performance of the Fund and CenterSquare; (iii) the costs of the services provided and profits realized by CenterSquare and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (v) CenterSquare’s practices regarding brokerage and portfolio transactions; and (vi) CenterSquare’s practices regarding possible conflicts of interest.

In  considering  the  nature,  extent,  and  quality  of  the  services  provided  by  CenterSquare,  the  Trustees  considered  the  responsibilities  of CenterSquare under the Investment Sub-Advisory Agreement and reviewed the services provided to the Fund including,  without limitation, CenterSquare’s procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations,  coordination of services for the Fund among the Fund’s service providers, and efforts to promote the Fund, grow the Fund’s assets,  and assist in the distribution of Fund shares. The Trustees noted that CenterSquare assists the Adviser in seeking to achieve the Fund’s investment objective to generate a balanced return comprised of current income and capital appreciation with moderate volatility and low correlation to the broader markets by pursuing strategically investing across private institutional real estate investment funds as well as a diversified set of public real estate securities. The Trustees also noted that CenterSquare seeks to invest across a diversified set of public real estate securities. After reviewing the foregoing information and further information in the memorandum from CenterSquare (e.g., CenterSquare’s Form ADV and descriptions of the Advisor’s  business  and  compliance  program),  the  Board  concluded  that  the  nature,  extent,  and  quality  of  the  services  to  be  provided by CenterSquare were satisfactory and adequate for the Fund.

34	1.888.926.2688 | www.griffincapital.com

Trustees’ Consideration and Approval
Griffin Institutional Access Real Estate Fund	of Renewal of Advisory Agreements

September 30, 2016 (Unaudited)

In considering the investment performance of the Fund and CenterSquare, the Trustees discussed the performance of the public investments portion of the Fund. The Trustees noted the Fund’s strong performance over the since inception, trailing one year, and year to date through May 31, 2016 periods.  The Trustees noted that the Fund outperformed the S&P 500 Index and the Barclays U.S. Aggregate Bond Index in each of the since inception, trailing one year, and year to date through May 31, 2016 periods.  The Trustees noted that the Fund outperformed each of its peers in the since inception and year to date through May 31, 2016 periods.  The Trustees noted the Fund’s success in gathering assets and that its assets under management as of May 31, 2016 exceeded all but one Fund in its peer group.  After reviewing CenterSquare’s and the Fund’s performance, and other factors, the Board concluded that the investment performance of CenterSquare was satisfactory.

In considering the costs of the services to be provided and profits to be realized by CenterSquare and its affiliates from the relationship with the Fund, the Trustees evaluated CenterSquare’s staffing, personnel, and methods of operating; the education and experience of CenterSquare’s personnel; CenterSquare’s compliance programs, policies, and procedures; the financial condition of CenterSquare; the level of commitment to the Fund and CenterSquare by the principals of CenterSquare; the current and projected asset levels of the Fund; and the overall expenses of the Fund, including the nature and frequency of advisory fee payments. The Trustees reviewed the balance sheet of CenterSquare and discussed the financial stability and profitability of the firm. The Trustees also considered potential benefits for CenterSquare in managing the Fund, including promotion of CenterSquare name, the ability for CenterSquare to place small accounts into the Fund, and the potential for CenterSquare to generate soft dollars from Fund trades that may benefit CenterSquare’s other clients. The Trustees then compared the fees and expenses of the Fund (including the management fee) to other funds comparable in terms of the type of fund, the nature of its investment strategy, and its style of investment management, among other factors. The Trustees determined that the management fee and net expense ratio were higher than some, but not all, of the comparable funds and the peer group averages.  The Trustees noted that the Fund commenced operations on June 30, 2014, and continued to gather assets.  The Trustees also noted that CenterSquare’s fee, combined with the Adviser’s fee, were similar to the management fees for funds with similar investment strategies. Following further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to CenterSquare by the Fund were fair and reasonable in relation to the nature and quality of the services provided by CenterSquare and that they reflected charges that were within a range of what could have been negotiated  at arm’s length.

In considering the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee levels reflect these economies of scale for benefit of the Fund’s investors, the Trustees considered that the Fund’s fee arrangements with CenterSquare and noted that the sub-advisory fees contained break points, which caused the Adviser to pay CenterSquare lower fees at lower asset levels. Following further discussion of the Fund’s current and projected asset levels, expectations for growth, and levels of fees, the Board determined that the Fund’s fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by CenterSquare.

In considering CenterSquare’s practices regarding brokerage  and portfolio transactions, the Trustees  reviewed CenterSquare standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions. The Trustees also considered the anticipated portfolio turnover rate for the Fund;  the process by which evaluations are made of the overall reasonableness of commissions paid; the method and  basis  for  selecting  and  evaluating  the  broker-dealers  used;  any  anticipated  allocation  of  portfolio  business  to  persons  affiliated  with CenterSquare; and the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services (“soft dollars”).  After further review and discussion, the Board determined that CenterSquare’s practices regarding brokerage and portfolio transactions were satisfactory.

In considering CenterSquare’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and CenterSquare’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of CenterSquare’s code of ethics. Following further consideration and discussion, the Board indicated that CenterSquare’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Independent Trustees, approved the continuation of the Investment Sub-Advisory Agreement with CenterSquare.

Annual Report | September 30, 2016	35

Griffin Institutional Access Real Estate Fund	Trustees and Officers

September 30, 2016 (Unaudited)

The business and affairs of the Fund are managed under the direction of the Trustees. Information concerning the Trustees and officers of the Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as his resignation, death, or otherwise as specified in the Fund’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Fund’s organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund’s  toll-free at 888-926-2688. Each Independent Trustee received aggregate compensation of $10,000 during the period ended September 30, 2016 from the Fund for his services to the Fund. The Interested Trustees and officers did not receive compensation from the Fund for their services to the Fund.

INDEPENDENT TRUSTEES
Name, Address and Age	Position/Term of Office*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
Nathan Headrick Age: 42	Trustee Since 2014	General Counsel, Triloma Capital (private equity firm), 2013-present; Founder and Partner, DDW Holdings LLC (due diligence software provider), 2013-present; President, Bluerock Capital Markets (public and private equity fund broker-dealer), 2013; General Counsel and Chief Compliance Officer, CNL Securities (public and private equity fund broker-dealer), 2008-2013; and General Counsel, Corporate Capital Trust (Public non-traded BDC), 2012-2013.	1
Class of 1938 Foundation (nonprofit), 1996-present; Orange County Regional History Center (nonprofit), 2005-2013; Junior Achievement of Florida (nonprofit), 2007-2011; Florida Children’s Hospital (nonprofit), 2007-2011; and United Cerebral Palsy of Central Florida (nonprofit), 2004-2011.

Robb Chapin Age: 54	Trustee Since 2014	Chief Executive Officer, ROC Senior Housing Fund Manager, LLC (real estate fund management), 2013- present; Managing Partner, Servant Investments, LLC (real estate fund management), 2005-2013; and Managing Partner, Servant Capital Group, LLC (real estate fund management), 2012-2013.	1	ROC Seniors Housing & Medical Properties Fund, LP (real estate fund), 2013-present.
Ira Cohen Age: 57	Trustee Since 2014	Executive Vice President, Recognos Financial (financial data services firm), 2015-present; Chief Executive Officer, Ira Cohen Consulting, LLC (mutual fund operations consulting firm), 2005-present.	1	Valued Advisers Trust (14 portfolios), 2010-present; and Angel Oak Funds Trust (2 portfolios), 2014-present.

36	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Trustees and Officers

September 30, 2016 (Unaudited)

INTERESTED TRUSTEES AND OFFICERS
Name, Address and Age	Position/Term of Office*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
Kevin Shields Age: 58	President and Trustee Since 2014	Chairman and Chief Executive Officer of Griffin Capital Corporation; Chief Executive Officer of Griffin Capital Securities, LLC; President and Director, Griffin-Benefit Street Partners BDC Corp.; President and Chief Executive Officer of Griffin Capital Essential Asset REIT, Inc. and Griffin Capital Essential Asset REIT II, Inc.	1
Chairman, Griffin Capital Corporation; 1995- present; Director, Griffin Capital Essential Asset REIT, Inc., 2008- present; Director, Griffin Capital Essential Asset REIT II, Inc. 2014- present; Director., Griffin-Benefit Street Partners BDC Corp., 2014-present.

Joseph Miller Age: 53	Treasurer Since 2014	Chief Financial Officer, Griffin Capital Corporation; Chief Financial Officer, Griffin-Benefit Street Partners BDC Corp.	N/A	N/A
Randy Anderson Age: 48	Portfolio Manager, Secretary and Trustee Since 2014	Chief Economist, Griffin Capital Corporation; Chief Investment Officer, Griffin Capital Advisor, LLC; President, Griffin Capital Asset Management Company, LLC; Howard Phillips Eminent Scholar Chair and Professor of Real Estate at the University of Central Florida; President, Bluerock Real Estate LLC; President, CNL Real Estate Advisors; and Chief Economist, Marcus and Millichap Company; Executive Vice President, Griffin-Benefit Street Partners BDC Corp.	1	N/A
Jay Haas, Jr. Age: 45	Chief Compliance Officer Since 2016
Compliance Director, Cipperman Compliance Services, LLC (compliance services provider). 2014-present; Risk Manager, Vanguard (asset manager), 2011-2014; Compliance Manual, Vanguard Marketing Corporation (asset manager), 2006-2011.
			N/A	N/A
Alan Gattis Age: 36	Assistant Treasurer Since 2014	Fund Controller, ALPS Fund Services, Inc., 2011-present; Audit Manager, Spicer Jeffries LLP (a public accounting firm), 2009-2011; Auditor, PricewaterhouseCoopers LLP, 2004-2009.	N/A	N/A
Howard S. Hirsch Age: 50	Vice President and Assistant Secretary Since 2015
Vice President and General Counsel – Securities, Griffin Capital Corporation, 2014-present; Vice President and Secretary; Griffin-Benefit Street Partners BDC Corp., 2014-present; Vice President, Griffin Capital BDC Advisor, LLC, 2014-present; Vice President and Secretary, Griffin Capital Essential Asset REIT II, Inc., 2014-present; Vice President and Secretary, Griffin Capital Essential Asset REIT, Inc., 2015-present; Shareholder, Baker Donelson, Caldwell & Berkowitz, PC, 2009-2014.
			N/A	N/A
Richard Noyes Age: 45	Assistant Secretary Since 2016	Vice President and Senior Counsel, ALPS Fund Services, Inc. 2015-present; Assistant Vice President and Senior Legal Counsel, Janus Capital Management LLC, 2008-2015.	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely.
**	The term “Fund Complex” refers to the Griffin Institutional Access Real Estate Fund.

Annual Report | September 30, 2016	37

GRIFFIN CAPITAL SECURITIES
guardians of wealth

18191 Von Karman Avenue
Suite 300
Irvine, CA 92612
949.270.9300

www.griffincapital.com

Not a deposit	May lose value	No bank guarantee
Not insured by the FDIC, NCUA or any other government agency		

This material must be accompanied or preceded by a prospectus.

Griffin Capital Securities, LLC is the exclusive wholesale marketing agent for Griffin Institutional Access Real Estate Fund. ALPS Distributors, Inc. is the distributor of Griffin Institutional Access Real Estate Fund. Griffin Capital and ALPS Distributors, Inc. are not affiliated.

ALPS Distributor, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, Member FINRA.

© 2016 Griffin Institutional Access Real Estate Fund. All rights reserved.

GFC000486 | Exp. 11.30.2017

GX-IU2294 (1116)

Item 2. Code of Ethics.

(a)
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)	During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) of this report.

(d)	During the period covered by this report, the registrant had not granted any express or implicit waivers from the provisions of the code of ethics adopted in Item 2(a) of this report.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that the registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board of Trustees of the registrant has designated Mr. Ira Cohen as the registrant’s Audit Committee Financial Expert. Mr. Cohen is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)
Audit Fees: For the registrant’s last two fiscal years ended September 30, 2015 and September 30, 2016, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $17,000 and $17,500, respectively.

(b)
Audit-Related Fees: For the registrant’s last two fiscal years ended September 30, 2015 and September 30, 2016, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and not otherwise reported under paragraph (a) of Item 4 of this report were $0 and $0, respectively.

(c)
Tax Fees: For the registrant’s last two fiscal years ended September 30, 2015 and September 30, 2016, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, which were comprised of the preparation of excise filings and income tax returns for the registrant were $3,000 and $3,000, respectively.

(d)
All Other Fees: For the registrant’s last two fiscal years ended September 30, 2015 and September 30, 2016, the aggregate fees billed for products and services other than the services reported in paragraphs (a) through (c) of Item 4 of this report, were provided by the principal accountant, $0 and $0, respectively.

(e)	(1)	The audit committee’s pre-approval policies and procedures require that all services to be performed by the registrant’s principal accountant must be pre-approved by the registrant’s audit committee.

(2)	No services described in paragraphs (b) through (d) of Item 4 of this report were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable to the registrant.

(g)
For the registrant’s last two fiscal year ended September 30, 2015 and September 30, 2016, the aggregate non-audit fees for services rendered to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $3,000 and $3,000, respectively.

(h)
The registrant’s audit committee has considered whether the provision of non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a)	The schedule of investments is included as part of the Reports to Stockholders filed under Item 1 of this report.

(b)	Not applicable to the registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Policy

Griffin Capital Advisor, LLC (the – “Adviser”), as a matter of policy and as a fiduciary to the Clients, has responsibility for voting proxies for securities consistent with the best interests of Clients. The Adviser maintains written policies and procedures as to the handling, voting and reporting of proxy voting and makes appropriate disclosures about the Adviser’s proxy policies and practices and the availability of the Adviser’s proxy voting record. The Adviser does not vote proxies regarding securities held by Underlying Funds but rather, may vote on issues regarding the Underlying Funds. In general, the Adviser does not receive proxies to be voted due to the nature of its investments on behalf of Clients; this policy is intended to comply with Rule 206(4)-6 in the infrequent instance that the Adviser receives a proxy, or other action requiring a vote, from an Underlying Fund.

Background

In general, proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

The Adviser is responsible for the allocation of, or in the case of the Non-discretionary Client, recommendations regarding the allocation of, assets on behalf of the Clients to Underlying Funds, which may include hedge funds and other alternative investment pools that are structured as limited partnerships, limited liability companies or offshore corporations. The voting rights of the Clients, as holders of interests in Underlying Funds, are generally contract rights set out in the organizational documents (e.g., the limited partnership agreement, limited liability company agreement, memorandum and articles of association of the Underlying Funds). Underlying Funds, if privately placed, generally are not subject to the regulatory scheme applicable to public companies. Because most, if not all, of the Underlying Funds are privately placed, they generally do not issue proxies. Instead, they may solicit consents from their limited partners, members or shareholders. The term - Proxies will refer to any such consents or other action requiring a vote as well as any per se proxies.

Responsibility

The CCO has responsibility for implementation and monitoring of the Adviser’s proxy voting policy, practices, disclosures and record keeping, including outlining voting guidelines in its procedures.

Procedure

The Adviser has adopted procedures to implement the firm’s proxy voting policy and to monitor and ensure its policy is observed and amended or updated, as appropriate, which include the following:

Voting Procedures

•
In the event Adviser employees, officers, or directors receive proxy materials on behalf of a Client, the employees, officers and directors will forward such materials to the appropriate Portfolio Manager;

•	Such Portfolio Manager will determine which Client(s) hold the interest in an Underlying Fund to which the Proxy relates;

•
The Portfolio Manager will (absent material conflicts of interest as described below in Material Conflicts of Interest) analyze the proxy materials and make a written recommendation to the voting members of the Investment Committee as to how to vote each Proxy. Along with his or her recommendation, the Portfolio Manager will provide a written certification, provided in Exhibit A to this policy, that he is not subject to conflicts of interest regarding the Underlying Fund or the subject of the Proxy. The Portfolio Manager may take into account information provided by the Underlying Fund’s personnel regarding the nature of the proxy.

•
Absent material conflicts, the President of the Adviser, in consultation with the Investment Committee, will determine how the Adviser should vote the Proxy in accordance with applicable voting guidelines (see below), taking into account the recommendation of the Portfolio Manager. Each voting member of the Investment Committee, including the President of the Adviser, will provide a written certification that he is not subject to conflicts of interest regarding the Underlying Fund or the subject of the Proxy, and document that person’s proxy voting recommendation. (Certification provided in Exhibit A.) The Investment Committee is responsible for ensuring that the decision is communicated to the Portfolio Manager promptly. The Portfolio Manager is responsible for coordinating this process in a timely and appropriate manner and delivering the Proxy to the Underlying Fund prior to the deadline.

•	The Portfolio Manager will provide the CCO with a completed Exhibit A, any supporting documentation and the executed Proxy.

•
The Adviser has sole discretion to vote proxies on behalf of the Non-discretionary Clients provided that, in each case, implementation of the outcome of the proxy vote would not cause the Non-discretionary Client’s portfolio to be out of compliance with its Investment Guidelines. If the outcome that might result from a proxy solicitation could cause any Non- discretionary Client to fall out of compliance with its Investment Guidelines, the Adviser shall consult each such Non-discretionary Client prior to voting the proxy and shall take direction from such Non-discretionary Client, in the form of a completed Exhibit B, as to how to vote the proxy.

Voting Guidelines

•
In the absence of specific voting guidelines from the particular Client, the Adviser will vote Proxies in the best interests of such Client. The Clients are permitted to place reasonable restrictions on the Adviser’s voting authority; Non-discretionary Clients may elect to retain full discretion regarding Proxies.

•
Because in the context of Underlying Funds each solicited vote raises unique questions, each Proxy with respect to an Underlying Funds will be analyzed by the Portfolio Manager, and in turn the President and the Investment Committee, on a case-by-case basis.

•
Situations may arise in which more than one Client invests in the same Underlying Fund. In addition, two or more Clients may have different investment objectives or investment styles. As a result, the Adviser may cast different votes on behalf of different Clients.

•
The Adviser may determine not to vote a Proxy if doing so would not be in a Client’s best interest, such as when the Adviser determines that the cost of voting the Proxy exceeds the expected benefit to the Client.

Material Conflicts of Interest and Proxy Voting Committee

•
Material conflicts of interest may arise in situations that include, but are not limited to, when an Underlying Fund or an affiliate of such Underlying Fund has a relationship with the Fund or an affiliate of the Adviser and such Underlying Fund is soliciting proxies and failure to vote in a certain way may affect the Adviser’s relationship with such company and materially impact the Adviser’s business; or when a personal relationship between an Adviser officer and management of a company or other proponents of proxy proposals could impact the voting decision.

•	If a material conflict of interest exists for the Adviser, the Legal Department will determine how to vote the Proxy.

•
If a material conflict of interest exists for the Portfolio Manager that normally would have formulated the proxy voting recommendation for the Underlying Fund, such Portfolio Manager should disclose the conflict to the CCO. The CCO will designate another Portfolio Manager the responsibility to form a proxy voting recommendation and serve as the original Portfolio Manager would have done in the proxy voting process.

•	The Adviser will maintain a record of the analysis of any potential conflict of interest and its resolution.
Disclosure

•
The Adviser will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that the Clients and Investors may request information regarding how the Adviser voted a Client’s Proxies, and that the Clients and Investors may request a copy of these policies and procedures.

Requests for Information

•	All requests for information regarding proxy votes, or policies and procedures, received by any Adviser employee, officer, or director should be forwarded to the CCO.

•	In response to any request from a Client or an Investor, the CCO will prepare a written response with the information requested.

Recordkeeping

The CCO shall retain the following proxy records in accordance with the Adviser’s Recordkeeping Policy:

•	These policies and procedures and any amendments;

•	Each Proxy statement that the Adviser receives;

•	A record of each vote that the Adviser casts;

•	Any document the Adviser created that was material to making a decision how to vote Proxies, or that memorializes that decision;

•	A copy of each written request from a Client or Investor for information on how the Adviser voted such Client’s Proxies, and a copy of any written response.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Randy I. Anderson Ph.D. CRE — Dr. Anderson serves as Chief Investment Officer of our advisor and Portfolio Manager of Griffin Institutional Access Real Estate Fund. Additionally, Dr. Anderson serves as the Chief Economist of Griffin Capital Corporation, a position he has held since joining Griffin Capital Corporation in 2014. Previously, Dr. Anderson held several senior executive positions at Bluerock Real Estate LLC., including founding partner of the Bluerock Total Income + Real Estate Fund where he was the portfolio manager. Prior to Bluerock, Dr. Anderson was a founding partner of Franklin Square Capital Partners, the firm that pioneered the non-traded Business Development Company. Dr. Anderson also served as the Chief Economist and a Division President for CNL Real Estate Advisors, as the Chief Economist and Director of Research for the Marcus and Millichap Company where he served on the Investment Committee, and as Vice President of Research at Prudential Real Estate Advisors. Dr. Anderson also served as the Howard Phillips Eminent Scholar Chair and Professor of Real Estate at the University of Central Florida where he directed the research and education institute. Dr. Anderson was the former editor of the Journal of Real Estate Portfolio Management; was awarded the Counselors of Real Estate designation, named a Kinnard Young Scholar by the American Real Estate Society, and named both a NAIOP Research Foundation Distinguished Fellow and a Homer Hoyt Institute Fellow. Dr. Anderson received his bachelor’s degree in Finance from North Central College in 1991 as a Presidential Scholar and holds a Ph.D. in Finance as a Presidential Fellow from the University of Alabama, where he graduated with highest distinction in 1996.

Spencer Propper — Mr. Propper serves as Vice President of Griffin Capital Advisor, LLC and Associate Portfolio Manager of Griffin Institutional Access Real Estate Fund. Additionally, Mr. Propper serves as Vice President, Product Development of Griffin Capital Corporation, a position he has held since joining Griffin Capital Corporation in 2014. Previously, Mr. Propper was a Director at Lakemont Group, a boutique real estate investment banking and consulting firm. Within this role Mr. Propper provided portfolio management services to the Bluerock Total Income Plus Real Estate Fund. Additionally, at the Lakemont Group, Mr. Propper was responsible for overseeing projects for a variety of clients including pension funds, private equity firms and publicly traded real estate companies and specialized in structured finance, market analysis and strategic due diligence. Mr. Propper holds a Masters of Business Administration and Bachelor of Science in Finance and Real Estate from the University of Central Florida.

Dr. Randy Anderson, CIO of the Adviser is the Fund’s portfolio manager. Dr. Anderson has primary responsibility for management of the Fund’s investment portfolio and has served the Fund in this capacity since it commenced operations in 2014. Spencer Propper serves as Vice President of Griffin Capital Advisor, LLC and Associate Portfolio Manager of the Fund since it commenced operations in 2014. Dr. Anderson and Mr. Propper receive a salary, retirement plan benefits and performance-based bonus from the Adviser. Because the Portfolio Manager and the Associate Portfolio Manager may manage assets for other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (collectively “Client Accounts”), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, a portfolio manager may have an incentive to not favor the Fund over the Client Accounts. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest. As of the current SAI, Dr. Anderson and Mr. Propper owned no Fund shares.

As of September 30, 2016, Dr. Anderson and Mr. Propper were responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0.00	0	$0.00
Other Pooled Investment Vehicles	1	$43,592,709	1	$34,644,479
Other Accounts	0	$0.00	0	$0.00

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliates Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b)
There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Registrant’s Financial Officer Code of Ethics is filed herewith as Exhibit 12(a)(1).

(a)(2)	Certifications required by Item 12(a)(2) of Form N-CSR are filed herewith as Exhibit 99.CERT.

(a)(3)	Not applicable to the registrant.

(b)	Certifications required by Item 12(b) of Form N-CSR are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND

By:	/s/ Kevin Shields
Kevin Shields
President (Principal Executive Officer)

Date: December 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

By:	/s/ Kevin Shields
Kevin Shields
President (Principal Executive Officer)

Date: December 7, 2016

By (Signature and Title)

By:	/s/ Joseph Miller
Joseph Miller
Treasurer (Principal Financial Officer)

Date: December 7, 2016